Exhibit 99.1

Verra Mobility Initiates CEO Transition

Jon Keyser Appointed Interim Chief Executive Officer

MESA, Ariz., June 1, 2026 — Verra Mobility Corporation (NASDAQ: VRRM), a leading provider of smart mobility technology solutions, today announced that Jon Keyser, who has served as the Company’s Chief Transformation Officer and Executive Vice President and Chief Legal Officer, has been appointed interim President and Chief Executive Officer, effective immediately. The Board of Directors determined that now is the right time to initiate a leadership transition, and David Roberts has agreed to step down as President and Chief Executive Officer and as a Director, effective immediately.

“Verra Mobility is at an inflection point, as the Company operates in a dynamic market that continues to evolve and grow,” said Patrick Byrne, Chairman of the Board. “As a result, the Board determined that a change in leadership is needed as the Company takes decisive actions to realign its cost structure and position the business for future success. The Board and David therefore agreed to initiate this transition. We’re grateful to David for his leadership of the Company over the last 12 years through many milestones, including taking the company public. We are conducting a search for our next CEO, focused on candidates we believe will build on our technology, navigate the evolving market, drive growth and create shareholder value in Verra Mobility’s next phase.”

Mr. Byrne continued, “We are pleased to have Jon lead Verra Mobility as CEO during this important time for the Company. Jon is an experienced commercial leader who brings deep knowledge across all aspects of Verra Mobility’s business and a well-rounded perspective to the role. He has also worked with the Government Solutions team to unlock the growth of the business and played a key role in making the Company more efficient and prepared for future scale. We are confident in his ability to lead the efforts underway to strengthen the business and drive it forward.”

“I am honored to take on the role of interim CEO at Verra Mobility,” said Mr. Keyser. “I believe that Verra Mobility has a strong foundation built on technology that makes our communities safer, smarter and more connected. We will work with urgency to take near-term action to broaden and deepen our customer relationships, reduce costs and position our business for future growth and value creation. I thank David for his leadership and we wish him the best.”

“I am grateful and honored for all the years I have been associated with our company. I wish Jon and the team great success in the years ahead,” said Mr. Roberts.

The Board has retained a leading global executive search firm to assist in identifying the Company’s next Chief Executive Officer. The Board intends to conduct a comprehensive search that will include internal and external candidates.

About Jon Keyser

Jon Keyser has served as Verra Mobility’s Chief Transformation Officer since 2025, driving the cost optimization efforts and streamlining of the business processes of the corporation. He has also been the Executive Vice President and Chief Legal Officer since 2022 where he was responsible for spearheading the efforts to build awareness and sponsorship for traffic safety programs like red light and speeding cameras, and monitoring systems in school zones to foster the safety of children. Jon has partnered closely with the Government Solutions team to drive outsized growth for the business. Prior to joining Verra Mobility, Jon served as Vice President and General Counsel of Honeywell Performance Materials and Technologies (PMT), a division of Honeywell International that developed process technologies, automation solutions, advanced materials, hardware, chemicals, services and industrial software. He was also General Counsel of Honeywell’s UOP business and Aerospace Integrated Supply Chain. Prior to Honeywell, Jon served as Assistant General Counsel at Harley-Davidson Motor Company where he led all commercial legal, litigation and product regulatory matters, and he was formerly a mergers and acquisitions attorney at Hogan Lovells US LLP. Prior to that, Jon was an intelligence officer in the United States Air Force with combat deployments in Iraq and Afghanistan. Jon holds a Bachelor of Science degree from the United States Air Force Academy and a law degree from the University of Denver.

About Verra Mobility

Verra Mobility Corporation (NASDAQ: VRRM) is a leading provider of smart mobility technology solutions that make transportation safer, smarter, and more connected. The Company sits at the center of the mobility ecosystem, bringing together vehicles, hardware, software, data, and people to enable safe, efficient solutions for customers globally. Verra Mobility’s transportation safety systems and parking management solutions protect lives, improve urban and motorway mobility and support healthier communities. The Company also solves complex payment, utilization and compliance challenges for fleet owners and rental car companies. Headquartered in Arizona, Verra Mobility operates in the United States, Australia, Europe and Canada. For more information, please visit www.verramobility.com.

Forward-Looking Statements

This press release contains forward-looking statements which address our expected future business and performance, and may contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” “will” or similar expressions. Forward-looking statements include statements regarding our technology, our evolving market, our growth, our ability to create shareholder value, our ability to take action to broaden and deepen our customer relationships, reduce costs and position our business for future growth and value creation, any other statements about our management’s future expectations, beliefs, goals, plans or prospects, and all statements other than historical facts. Forward-looking statements involve risks and uncertainties, and a number of factors could cause actual results to differ materially from those currently anticipated. These factors include, but are not limited to, the impact of negative industry and macroeconomic conditions, including the impact of government actions and regulations, such as tariffs, trade protection measures, military conflicts, or a government shutdown, on our customers or Verra Mobility; customer concentration in our Commercial Services and Government Solutions segments, including risks impacting such segments such as travel demand and legislation, and the risk of losing a customer; risks related to our contract with NYCDOT, which comprises a material portion of our revenue, including the timing of payments; risks associated with the termination of a significant customer agreement and the renewal of other Commercial Services customer agreements; risks and uncertainties related to our government contracts, including legislative changes, termination rights, delays in payments, audits, and investigations; decreases in the prevalence or political acceptance of, or an increase in governmental restrictions regarding, automated and other similar methods of photo enforcement, parking solutions, or the use of tolling; our ability to successfully implement our acquisition strategy or integrate acquisitions; failures in or breaches of our networks or systems, including as a result of cyber-attacks or other incidents; risks and uncertainties related to our international operations and our ability to develop and successfully market new products and technologies into new markets; our failure to acquire necessary intellectual property or adequately protect our intellectual property; our ability to manage our substantial level of indebtedness; our ability to maintain effective internal controls over financial reporting; our ability to properly perform under our contracts and otherwise satisfy our customers; risks associated with the use of artificial intelligence and related tools; decreased interest in outsourcing from our customers; our ability to keep up with technological developments and changing customer preferences; our ability to compete in a highly competitive and rapidly evolving market; risks and uncertainties related to our share repurchase program; risks and uncertainties related to litigation and other disputes and regulatory investigations; our reliance on specialized third-party providers; and other risks and uncertainties indicated from time to time in documents we filed or will file with the Securities and Exchange Commission (the “SEC”). In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this press release can or will be achieved. This press release should be read in conjunction with the information included in our other press releases, reports, and other filings with the SEC. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2025 Annual Report on Form 10-K and first quarter 2026 Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date of this press release and except to the extent required by applicable law, we do not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments, or otherwise.

Investor Relations Contact

Mark Zindler

mark.zindler@verramobility.com